Exhibit 32.1

Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002
I, Molly Langenstein, Chief Executive Officer and President of Chico’s FAS, Inc. (the “Company”) certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Annual Report of the Company on Form 10-K for the fiscal year ended January 28, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Molly Langenstein
Molly Langenstein
Chief Executive Officer and President
Date: March 14, 2023